                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            SPECTRALINK CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                             SPECTRALINK CORPORATION
                               5755 CENTRAL AVENUE
                             BOULDER, COLORADO 80301

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Dear SpectraLink Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of SpectraLink Corporation to be held at the Hotel Boulderado, 2115 13th Street, Boulder, Colorado, on Wednesday, May 24, 2000 at 10:00 a.m. local time, for the following purposes:

1. To elect a Board of Directors to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified.

2.       To approve the adoption of the Company's 2000 Stock Option Plan.

3.       To approve the amendment to the Employee Stock Purchase Plan.

4. To ratify the selection of Arthur Andersen LLP, independent public accountants, as auditors for the Company for the fiscal year ending December 31, 2000.

5. To transact such other business as may properly come before the meeting or any adjournment thereof.

All stockholders are welcome to attend the meeting, although only stockholders of record at the close of business on March 8, 2000, will be entitled to notice of and to vote at the meeting.

Shares can be voted at the meeting only if the holder is present or represented by proxy. Even if you plan to attend the meeting, you are urged to date and sign the enclosed proxy and return it promptly in the accompanying envelope so that the presence of a quorum will be assured. The giving of a proxy does not affect your right to vote in person if you attend the meeting. However, if you intend to vote at the annual meeting and your shares are held of record by a broker, bank or other nominee, you must bring a letter to the annual meeting from the broker, bank or nominee, which confirms beneficial ownership. Additionally, in order to vote at the annual meeting, you must obtain a proxy issued in your name from the record holder.

By Order of the Board of Directors,




Nancy K. Hamilton
Secretary

March 23, 2000

                             SPECTRALINK CORPORATION
                               5755 CENTRAL AVENUE
                             BOULDER, COLORADO 80301

                                 PROXY STATEMENT
            ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 24, 2000

          THIS PROXY IS SOLICITED IN BEHALF OF THE BOARD OF DIRECTORS.

This statement is furnished in connection with the solicitation of proxies from holders of the outstanding shares of Common Stock of SpectraLink entitled to vote at the Annual Meeting of Stockholders. This Proxy Statement and enclosed proxy are being mailed to stockholders on or about April 7, 2000. A copy of the Company's Annual Report for 1999 is being mailed to all stockholders with this Proxy Statement. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.

The Company's Board has fixed the close of business on March 8, 2000, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting. On that date, there were outstanding and entitled to vote 19,261,592 shares of Common Stock. Holders of Common Stock are entitled to one vote for each share of record held on the record date with respect to matters on which the holder is entitled to vote.

The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock as of the record date constitutes a quorum and is required in order for the Company to conduct business at the Annual Meeting. The majority being present, the election of each nominee for Director requires a plurality of the votes cast. The affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting is required to approve or ratify the other proposals described below. Abstentions and broker non-votes are counted towards a quorum. Abstentions are counted in the tabulations of the votes cast, but broker non-votes on any proposal are not considered to be represented at the meeting as to such proposal and therefore are not counted for purposes of determining whether a proposal has been approved.

                        PROPOSAL 1: ELECTION OF DIRECTORS

Pursuant to the Company's Bylaws, the Board has fixed the number of directors at four, effective as of the annual meeting. The Directors are to be elected by the holders of the Company's Common Stock, to serve until the next Annual Meeting and until their successors are elected and qualified. Unless instructions to the contrary are received, proxies received in response to this solicitation will be voted in favor of the nominees listed below. If any nominee should become unavailable for election, the shares represented by the enclosed proxy will be voted for such substitute nominee as may be proposed by the Board.

======================================     ================     ========================================================
Name, Age and                                                   Principal Occupation During Past Five Years and Other
Position with the Company                   Director Since      Directorships

--------------------------------------     ----------------     --------------------------------------------------------
Bruce M. Holland, 48                            1990            President and Chief Executive Officer of SpectraLink
President, Chief Executive Officer and                          since 1990; Director of Exabyte Corporation until May
Director                                                        1998.

--------------------------------------     ----------------     --------------------------------------------------------
Carl D. Carman, 63                              1990            General Partner in Hill, Carman Ventures since 1989;
Director                                                        Director of Symantec Corporation.

--------------------------------------     ----------------     --------------------------------------------------------
Burton J. McMurtry, 65                          1990            General Partner of various limited partnerships that, in
Director                                                        turn, are general partners of various Technology Venture
                                                                Investors venture capital partnerships since 1980;
                                                                Director of Intuit, Inc.

--------------------------------------     ----------------     --------------------------------------------------------
Anthony V. Carollo, Jr., 58                     1998            Chairman and Chief Executive Officer of Syntellect
Director                                                        Corporation since 1997; President of Fujitsu Business
                                                                Communication Systems from 1991 to 1998; Director of
                                                                Marshall & Lisley Trust Company of Arizona.

======================================     ================     ========================================================


The Board of Directors met six times during 1999. Each director attended at least 66% of the meetings of the Board of Directors, as well as of the meetings of the Committees on which he served.

COMMITTEES

The Board of Directors has Audit and Compensation Committees.

The Compensation Committee consists of Messrs. Carman and McMurtry. The Compensation Committee recommends to the Board of Directors the compensation to be paid to employees of the Company and administrators the Company's various employee benefits plans. The Committee met once during 1999.

The Audit Committee confers periodically with management and the Company's independent public accountant in connection with the preparation of financial statements and audits thereof and the maintenance of proper financial records and controls. The Audit Committee makes recommendations to the Board of Directors with respect to the foregoing and brings to the attention of the Board any criticism and recommendation that the independent public accountants or the Audit Committee itself may suggest. The Audit Committee consists of Messrs. Carman and Myers. The Committee met five times during 1999. Mr. Gib Myers has been a director of the Company since 1990, but is not standing for re-election.

EXECUTIVE OFFICERS

=============================================      ============================================================================
Name, Age and Position with the Company            Principal Occupation During Past Five Years

                                                   ----------------------------------------------------------------------------
---------------------------------------------
Bruce M. Holland, 48                               President and Chief Executive Officer of SpectraLink since 1990.
President, Chief Executive Officer

---------------------------------------------      ----------------------------------------------------------------------------
Nancy K. Hamilton, 47                              Vice President of Finance and Administration, Chief Financial Officer and
Vice President of Finance & Administration,        Secretary of SpectraLink since 1999. Chief Financial Officer and Senior
Chief Financial Officer                            Vice President of SCC Communications from 1993 to 1999.

---------------------------------------------      ----------------------------------------------------------------------------
Gary L. Bliss, 49                                  Vice President of Engineering of SpectraLink since 1990.
Vice President of Engineering

---------------------------------------------      ----------------------------------------------------------------------------
Michael P. Cronin, 43                              Vice President of Sales and Marketing of SpectraLink since 1997; Vice
Vice President of Sales & Marketing                President, North American Sales, of VTEL Corporation from 1994 to 1997.

---------------------------------------------      ----------------------------------------------------------------------------
John H. Elms, 40                                   Vice President of Operations of SpectraLink since 1999.  Vice President,
Vice President of Operations                       Americas Services and Corporate Support, of Picturetel Corporation from
                                                   1998 to 1999; Director, Asia Pacific & Japan for the Enterprise Services
                                                   Division of Picturetel Corporation from 1995 to 1997.

---------------------------------------------      ----------------------------------------------------------------------------
E. Ronald Elswick, 56                              Vice President of Operations of SpectraLink from 1991 to October 1999.
Former Vice President of Operations

=============================================      ============================================================================


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to beneficial ownership of the Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the Common Stock; (ii) each of the Company's directors; (iii) the Company's Chief Executive Officer and each of the Executive Officers mentioned above; and (iv) the Company's directors and executive officers as a group. All information is given as of December 31, 1999, unless otherwise indicated.

Name and Address of Beneficial Owner            Shares Beneficially Owned (1)       Percentage of Outstanding Common Stock
Technology Venture Investors (2)                          2,182,823                                 11.5%
       2480 Sand Hill Road
       Suite 101
       Menlo Park, CA  94025

Mayfield VI (3)                                             906,991                                   4.8
       2800 Sand Hill Road
       Suite 250
       Menlo Park, CA  94025

The Hill Partnership III (4)                              1,300,681                                   6.8
       885 Arapahoe Avenue
       Boulder, CO  80302

Carl D. Carman (4)                                        1,359,137                                   7.1
Anthony V. Carollo, Jr. (5)                                  15,312                                     *
Burton McMurtry (2)                                       2,182,823                                  11.5
F. Gibson Myers, Jr. (3)                                    906,991                                   4.8
Bruce M. Holland (6)                                      2,063,837                                  10.8
Nancy K. Hamilton                                             1,641                                     *
Gary L. Bliss (7)                                           571,866                                   3.0
Michael P. Cronin (8)                                        81,249                                     *
John H. Elms                                                      0                                     *
E. Ronald Elswick (9)                                       168,118                                     *
All directors and executive officers as a
group (10 persons) (10)                                   7,350,974                                  38.6

*less than 1%

(1) The persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the other footnotes to this table. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(2) Consists of 576,221 shares held by Technology Venture Investors-3, L.P., 11,143 shares held by TVI management-3, L.P. and 1,595,459 shares held by Technology Venture Investors-IV as nominee for certain other TVI partnerships. Mr. McMurtry, a director of the Company, is a general partner of partnerships, which are general partners of various TVI and other partnerships and, as such, may be deemed to share voting and investment power with respect to such shares. Mr. McMurtry disclaims beneficial ownership of such shares except to the extent of his interest in such shares arising from his interests in the entities referred to herein.

(3) Consists of 30,612 shares held by Mayfield Associates and 876,379 shares held by Mayfield VI. Mr. Myers, a director of the Company, is a general partner of Mayfield Associates and Mayfield VI and, as such, may be deemed to share voting and investment power with respect to such shares. Mr. Myers disclaims beneficial ownership of such shares except to the extent of his interest in such shares arising from his interest in the entities referred to herein.

(4) 1,300,681 shares are held by The Hill Partnership III. Mr. Carman holds 58,456 shares. Mr. Carman, a director of the Company, is a general partner of Hill, Carman Ventures, the general partner of The Hill Partnership III and, as such, may be deemed to share voting and investment power with respect to shares held by The Hill Partnership III. Mr. Carman disclaims beneficial ownership of such shares except to the extent of his interest in such shares arising from his interest in The Hill Partnership III.

(5)  Includes 15,312 shares issuable upon exercise of options.

(6) Includes 22,000 shares held by Mr. Holland's wife as to which he disclaims beneficial ownership. Also includes 268,749 shares issuable upon exercise of options.

(7)  Includes 160,416 shares issuable upon exercise of options.

(8)  Includes 77,749 shares issuable upon exercise of options.

(9)  Includes 68,228 shares issuable upon exercise of options.

(10) Includes 590,454 shares issuable upon exercise of options.

PERFORMANCE GRAPH

The graph below provides an indicator of cumulative total stockholder returns for SpectraLink as compared with the NASDAQ Stock Market (U.S.) Index and the NASDAQ Telecommunications Stocks weighted by market value at each measurement point.

This graph covers the period of time beginning April 26, 1996, when SpectraLink's common shares were first traded on the NASDAQ Exchange, through December 31, 1999.

EDGAR PRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                  NASDAQ
                                            NASDAQ Stock     Telecommunications
       Total Return (1)     SpectraLink     Market (U.S.)         Stocks
       ----------------     -----------     -------------    ------------------
            4/26/96          $ 100.00         $ 100.00           $ 100.00
           12/31/96          $  27.27         $ 108.92           $  95.22
           12/31/97          $  29.23         $ 133.45           $ 136.25
           12/31/98          $  37.66         $ 188.06           $ 229.27
           12/31/99          $  75.32         $ 339.75           $ 399.25


                               April 26,  December 31,  December 31, December 31,  December 31,
                                 1996         1996          1997         1998          1999
                               --------   ------------  ------------ ------------  ------------
  SpectraLink                  $ 100.00     $  27.27      $  29.23     $  37.66      $  75.32
  NASDAQ Stock
    Market (U.S.)              $ 100.00     $ 108.92      $ 133.45     $ 188.06      $ 339.75
  NASDAQ
    Communications
    Stocks                     $ 100.00     $  95.22      $ 136.25     $ 229.27      $ 399.25


Footnote:

1) Assumes $100 invested on April 26, 1996, in SpectraLink stock, NASDAQ Stock Market (U.S.) and NASDAQ Telecommunications Stock. No cash dividends have been declared on SpectraLink's Common Stock.

EXECUTIVE COMPENSATION

The following table sets forth certain information regarding the compensation earned for services rendered in all capacities to the Company for the three fiscal years ended December 31, 1999, by the Company's Chief Executive Officer and each of the other executive officers whose salary and bonus exceeded $100,000 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                     Annual Compensation             Long-Term Compensation
                                                                           Securities
                                                                           Underlying
Name and                                                                   Options          All Other
Principal Position            Year   Salary ($)   Bonus ($)    Other ($)   Granted (#)   Compensation($)
------------------------    -------- ----------  ------------  ---------   -----------   ---------------

Bruce M. Holland            1999      $164,000   $      0      $      0       60,000      $     --
Chief Executive Officer     1998       151,488          0           324       60,000            --
and President               1997       137,394          0           323      100,000            --

Nancy K. Hamilton           1999 (1)    80,192     25,000 (2)         0      175,000            --
Vice President of
Finance &
Administration,
Chief Financial Officer

Gary L. Bliss               1999       148,999          0             0       40,000            --
Vice President of           1998       141,960          0           303       40,000            --
Engineering                 1997       131,158          0           301       75,000            --

Michael P. Cronin           1999       161,999          0         1,844       40,000       446,791
Vice President of Sales     1998       154,488     26,922        11,245       20,000            --
& Marketing                 1997 (3)    49,688     75,503 (4)     3,216      200,000            --

John H. Elms                1999 (5)    85,396     70,000 (4)         0      175,000            --
Vice President of
Operations

E. Ronald Elswick           1999 (6)   135,590          0             0       40,000            --
Vice President of           1998       140,615          0           774       40,000            --
Operations                  1997       129,715          0           491       75,000            --


(1)      Ms. Hamilton began working for the Company in June 1999.

(2)      Includes $25,000 signing bonus.

(3)      Mr. Cronin began working for the Company in August 1997.

(4)      Includes $70,000 bonus in lieu of relocation allowance.

(5) Mr. Elms began working for the Company in April 1999 and became a corporate officer in November 1999.

(6)      Mr. Elswick resigned from the Company in October 1999.

(7)      Includes amounts attributable to the exercise of stock options.

OPTION GRANTS

The following table contains information concerning the stock options granted under the Company's Stock Option Plan to each of the Named Executive Officers during the fiscal year ended December 31, 1999.

                      OPTION GRANTS IN THE LAST FISCAL YEAR

                                                       Individual Grants
                          Number of       Percent of                                        Potential realizable value at
                         Securities      Total Options                                   Assumed Annual Rates of Stock Price
                         Underlying       Granted to                                      Appreciation for Option Term (2)
                           Options       Employees in    Exercise or Base    Expiration
         Name          Granted (#)(1)     Fiscal Year       Price/Share         Date           5%                 10%
         ----          --------------    -------------   ----------------    ----------        --                 ---

Bruce M. Holland           60,000 (4)         7.7          $    4.25          02/24/07     $ 121,751          $ 291,615

Nancy K. Hamilton          82,048 (3)        10.5               4.875         06/18/07       190,975            457,417
                           92,952 (4)        11.9               4.875         06/18/07       216,355            518,207

Gary L. Bliss              21,667 (3)         2.8               4.25          02/24/07        43,966            105,307
                           18,333 (4)         2.3               4.25          02/24/07        37,201             89,103

Michael P. Cronin          11,667 (3)         1.5               4.25          02/24/07        23,675             56,705
                           28,333 (4)         3.6               4.25          02/24/07        57,493            137,706

John H. Elms              103,052 (3)        13.2               3.563         04/28/07       175,309            419,896
                            8,805 (3)         1.1               4.563         10/20/07        19,183             45,946
                           46,948 (4)         6.0               3.563         04/28/07        79,867            191,295
                           16,195 (4)         2.1               4.563         10/20/07        35,283             84,509

E. Ronald Elswick          21,667 (3)         2.8               4.25          02/24/07        43,966            105,307
                           18,333 (4)         2.3               4.25          02/24/07        37,201             89,103



(1) All options were granted under the Company's Stock Option Plan. Generally, options granted under the Company's Stock Option Plan become exercisable over a four-year period (25% after the first twelve months and 2.083% each month thereafter) and have eight-year terms, so long as the optionee's employment with the Company continues. Incentive stock options are granted at no less than fair market value as determined by the Board of Directors, provided that grants to 10% stockholders have an exercise price not less than 110% of fair market value. Non-qualified stock options have an exercise price of not less than 85% of fair market value.

(2) This column reflects the potential realizable value of each grant assuming that the market value of the Company's Common Stock appreciates at five percent or ten percent annually from the date of grant over the term of the option. There is no assurance provided to any executive officer or any other holder of the Company's securities that the actual stock price appreciation over the option term will be at the assumed five percent or ten percent levels or at any other defined level. Unless the market price of the Common Stock does in fact appreciate over the option term, no value will be realized from the option grants made to the Named Executive Officers.

(3)      Incentive stock option.

(4)      Non-qualified stock option.

OPTION EXERCISES AND HOLDINGS

The following table sets forth information concerning option exercises and option holdings under the Company's Stock Option Plan for the fiscal year ended December 31, 1999, with respect to the Named Executive Officers.

               AGGREGATE OPTIONS EXERCISED IN THE LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES


                              Number                          Number of Unexercised Options      Value of Unexercised, In-the-Money
                            of Shares                           Held at December 31, 1999         Options at December 31, 1999 (2)
                             Acquired         Value
Name                       on Exercise   Realized ($)(1)      Exercisable       Unexercisable      Exercisable       Unexercisable
----                       -----------   ---------------      -----------       -------------      -----------       -------------

Bruce M. Holland                  0            N/A              247,083             122,917        $  929,864         $  397,137

Nancy K. Hamilton                 0            N/A                    0             175,000                 0            415,625

Gary L. Bliss                     0            N/A              145,625              84,375           629,844            272,656

Michael P. Cronin                 0            N/A               58,583             142,917           205,509            481,616

John H. Elms                      0            N/A                    0             175,000                 0            620,225

E. Ronald Elswick            50,000          578,150             68,228                   0           192,768                  0


(1) Based on the fair market value of the Common Stock on the exercise date, less the per share exercise price.

(2) Based on the fair market value of the underlying shares of Common Stock of $7.25 per share, the closing price on December 31, 1999, as reported by NASDAQ, less the per share exercise price.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

For fiscal 1999, the compensation of the executive officers of the Company was determined by the entire Board of Directors. Since October 11, 1995, the Company's Compensation Committee has made recommendations to the Board regarding compensation of executive officers. Mr. Holland, a member of the Board of Directors and the President of the Company, has participated in the deliberations of the Board of Directors concerning executive officer compensation, other than his own compensation.

DIRECTOR COMPENSATION

Directors currently do not receive cash compensation from the Company for their service as members of the Board, but they are reimbursed for their expenses in attending board and committee meetings.

Commencing with the first Board of Director meeting after this Stockholder Meeting, each non-employee director (currently three people) will receive an annual payment of $5,000 for serving as a director of the Company. In addition, each non-employee director will receive $1,000 for each Board of Director or Committee meeting, or $200 for any telephonic Board or Committee meeting, attended by the director.

Each non-employee director will also receive an annual stock option grant (under either the Company's new 2000 Stock Option Plan or the current Stock Option Plan if the 2000 Stock Option Plan is not approved by stockholders at this meeting), as follows: an initial grant of an option to purchase 20,000 shares of Common Stock, exercisable at the fair market price of the Common Stock on the date of grant, with vesting at the rate of 50% of the option at the first anniversary following the date of grant and monthly thereafter over the following twelve months (i.e., 4.17% per month). Any new non-employee director will receive this 20,000 share option upon becoming a director of the Company. Thereafter, each non-employee director will be granted an annual stock option exercisable to purchase 5,000 shares of Common Stock exercisable at the fair market price of the Common Stock on the date of grant, with vesting at the rate of 50% of the option at the first anniversary following the date of grant and monthly thereafter over the following twelve months (i.e., 4.17% per month). See also "Proposal 2 - Approve the Adoption of the Company's 2000 Stock Option Plan - New Plan Benefits."

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee reviews and acts on matters relating to compensation levels and benefit plans for executive officers and key employees. The Compensation Committee also provides for grants of stock awards, stock options, stock appreciation rights and other awards to be made under existing incentive compensation plans.

General Compensation Policy. The fundamental policy of the Compensation Committee is to provide the executive officers with competitive compensation opportunities based upon their contribution to the development and financial success of the Company and their personal performance. The Compensation Committee's objective is to have a portion of each executive officer's compensation contingent on the Company's performance as well as on the executive officer's own level of performance. Accordingly, the compensation package for each executive officer is comprised of three elements: (1) base salary, which principally reflects an executive officer's performance and is designed primarily to be competitive with salary levels in the industry; (2) bonus, which principally reflects the Company's performance; and (3) long-term incentive compensation, which strengthens the mutuality of interests between executive officers and stockholders.

Factors. The principal factors that the Compensation Committee considered in ratifying the components of each executive officer's compensation package for 1999 are summarized below. The Compensation Committee may apply entirely different factors in advising the chief executive officer and the board of directors with respect to executive compensation for future years.

o Base Salary. The suggested base salary for each executive officer is determined on the basis of experience, personal performance, the salary levels for comparable positions within and without the industry, and internal base salary comparability considerations. The weight given to each of these factors differs from individual to individual, as the Compensation Committee deems appropriate.

o Bonus. The suggested bonus for each executive officer is determined on the basis of the Company's performance, personal performance, and the bonus levels for comparable positions within and without the industry. The Compensation Committee established maximum annual bonus amounts for each executive officer based on the bonus levels for comparable positions, and earned bonus amounts are based on performance results. The weight given to each of these factors differs from individual to individual, as the Compensation Committee deems appropriate. In addition, the Compensation Committee may from time to time award additional cash bonuses when it determines those bonuses to be in the Company's best interest.

o Long-Term Incentive Compensation. Long-term incentives are provided primarily through grants of stock options. The grants are designed to align the interests of each executive officer with those of the stockholders and to provide each individual with a significant incentive to manage SpectraLink from the perspective of an owner with an equity stake. Each option grant allows the executive officer to acquire shares of the common stock at a fixed price per share, typically equal to the market price on the grant date, over a specified period of time of up to eight years. Options generally become exercisable in installments over a 48-month period, contingent upon an executive officer's continued employment with SpectraLink. Accordingly, an option grant generally provides a return to the executive officer only if the executive remains employed by the Company during the vesting period, and then only if the market price of the underlying shares appreciates. The number of shares subject to each option grant is set at a level intended to create a meaningful opportunity for stock ownership based on the executive officer's current position, the base salary associated with that position, the size of comparable awards made to individuals in similar positions within the industry, the executive officer's potential for increased responsibility and promotion over the option term, and the executive officer's personal performance in recent periods. The Compensation Committee also considers the number of unvested options held by the executive officer in order to maintain an appropriate level of equity incentive for that executive officer. The Compensation Committee does not adhere to any specific guidelines as to the relative option holdings of executive officers.

CEO Compensation - SEC regulations require the board of directors to disclose the basis for compensation paid to Mr. Bruce Holland, the President and Chief Executive Officer, in 1999 and to discuss the relationship between the Company's performance and Mr. Holland's performance in 1999. In advising the Board with respect to Mr. Holland's compensation, the Compensation Committee seeks to establish a level of base salary competitive with that paid by companies of comparable size within the industry and by companies outside of the industry with which SpectraLink competes for executive talent. The base salary established for Mr. Holland for 1999 on the basis of the foregoing criteria was intended to provide a level of compensation which was not affected to any significant degree by the Company's performance factors.

COMPENSATION COMMITTEE

Carl D. Carman
Burton J. McMurtry

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company had no transactions with related affiliates or related parties during 1999 and 1998.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange commission (the "SEC"). Such persons are also required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the best of the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, its officers, directors and greater than 10% beneficial owners complied with all Section 16(a) filing requirements applicable to transactions during 1999, except as follows: on or about December 20, 1999, Mr. Anthony V. Carollo, Jr. reported one transaction that should have been reported on Form 4 by December 10, 1999; on or about December 15, 1999, Mr. Burton J. McMurtry reported seven transactions that should have been reported on Form 4 by December, 10, 1999; on or about December 15, 1999, Technology Venture Investors Management reported seven transactions that should have been reported on Form 4 by December 10, 1999.

       PROPOSAL 2: APPROVE THE ADOPTION OF THE COMPANY'S 2000 OPTION PLAN

The Company's Board of Directors has recommended, and at the meeting the stockholders will be asked to approve, the adoption of the 2000 Stock Option Plan (the "2000 Option Plan").

THE FOLLOWING IS A SUMMARY OF THE COMPANY'S 2000 OPTION PLAN AND DOES NOT PURPORT TO DESCRIBE FULLY THE 2000 OPTION PLAN. A COPY OF THE 2000 OPTION PLAN HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS AVAILABLE ON THE SEC'S WEB SITE (http://www.sec.gov). ADDITIONALLY, A COPY OF THE 2000 OPTION PLAN IS AVAILABLE AT NO CHARGE TO ANY PERSON ENTITLED TO VOTE AT THE MEETING, UPON WRITTEN REQUEST ADDRESSED TO: SPECTRALINK CORPORATION, ATTN: CORPORATE SECRETARY, 5755 CENTRAL AVENUE, BOULDER, COLORADO 80301.

PURPOSE OF THE PLAN

The purpose of the 2000 Option Plan is to provide a means whereby selected employees, officers, directors, agents, consultants and independent contractors of SpectraLink Corporation (the "Company") or of any parent or subsidiary (as defined in the 2000 Option Plan and referred to hereinafter as "related corporations") thereof, may be granted incentive stock options and/or non-qualified stock options to purchase the Common Stock of the Company, in order to attract and retain the services or advice of such employees, officers, directors, agents, consultants and independent contractors and to provide added incentive to them by encouraging stock ownership in the Company.

2000 STOCK OPTION PLAN

The 2000 Option Plan initially permits the Company to grant options to purchase a maximum of 2,000,000 shares of Common Stock for selected employees, officers, directors, agents, consultants, and independent contractors of the Company. Such amount shall automatically be increased on the first day of each fiscal year by an amount equal to five percent of the total number of shares of Common Stock outstanding on the last day of the immediately preceding fiscal year, or such lesser number of shares that is later ratified by the Board of Directors at their first meeting or action in the new fiscal year; provided, that in no event shall any annual increase exceed 1,300,000 shares. Adoption of the 2000 Option Plan will also result in no additional options being granted under the Company's current Stock Option Plan. There are approximately 1,500,000 shares currently reserved for the future issuance of options under the Company's current Stock Option Plan.

Options may be either "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code (the "Code"), or non-qualified options. Incentive stock options may be granted only to an individual who, at the time the option is granted, is an employee of the Company or any related corporation, while non-qualified options may be granted to any director, employee, officer, agent, consultant or independent contractor of the Company or any related corporation, whether an individual or an entity. It is estimated that approximately five officers, four non-officer directors, and 252 employees are currently eligible to participate in the 2000 Option Plan.

The 2000 Option Plan will be administered by the Board of Directors of the Company, except to the extent the Board delegates its authority to a committee of the Board to administer the 2000 Option Plan. The administrator of the 2000 Option Plan shall hereinafter be referred to as the "Plan Administrator." Any party to whom an option is granted under the 2000 Option Plan shall be referred to hereinafter as an "Optionee."

The maximum number of shares that may be purchased pursuant to the exercise of each option and the price per share at which such option is exercisable (the "Exercise Price") shall be established by the Plan Administrator, provided that the Plan Administrator shall act in good faith to establish the exercise price which shall be not less than the fair market value per share of the Common Stock at the time the option is granted with respect to incentive stock options and not less than par value per share of the Common Stock at the time the option is granted with respect to non-qualified stock options, and also provided that, with respect to incentive stock options granted to greater than 10% stockholders, the exercise price shall be not less than 110% of the fair market value of a share of Common Stock at the time the incentive stock option is granted.

Options granted under the 2000 Option Plan and the rights and privileges conferred hereby may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than (i) by will or by the applicable laws of descent and distribution, (ii) pursuant to a qualified domestic relations order as defined in Section 414(p) of the Code, or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder or (iii) as otherwise determined by the Plan Administrator and set forth in the applicable option agreement. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any option under this Plan or of any right or privilege conferred hereby, contrary to the Code or to the provisions of this Plan, or the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby, shall be null and void. The designation by an Optionee of a beneficiary does not, in and of itself, constitute an impermissible transfer under this Section.

If the Optionee's relationship with the Company or any related corporation ceases for any reason other than termination for cause, death or total disability, and unless by its terms the option sooner terminates or expires, then the Optionee may exercise, for a three-month period, that portion of the Optionee's option which is exercisable at the time of such cessation, but the Optionee's option shall terminate at the end of the 90-day period following such cessation as to all shares for which it has not theretofore been exercised, unless, in the case of a non-qualified stock option, such provision is waived in the agreement evidencing the option or by resolution adopted by the Plan Administrator within 90 days of such cessation. If, in the case of an incentive stock option, an Optionee's relationship with the Company or related corporation changes (i.e., from employee to non-employee, such as a consultant), such change shall constitute a termination of an Optionee's employment with the Company or related corporation and the Optionee's incentive stock option shall become a non-qualified stock option.

Options under the 2000 Option Plan must be issued within 10 years from the date the 2000 Option Plan was adopted by the Company's Board of Directors, which was February 16, 2000. Stock options granted under the 2000 Option Plan cannot be exercised more than 10 years from the date of grant. Stock options issued to a 10% Stockholder are limited to five-year terms. Payment of the option price shall be made in full at the time the notice of exercise of the option is delivered to the Company and shall be in cash, bank certified or cashier's check or personal check (unless at the time of exercise the Plan Administrator in a particular case determines not to accept a personal check).

The Plan Administrator can determine at the time the option is granted for incentive stock options, or at any time before exercise for non-qualified stock options, that additional forms of payment will be permitted. To the extent permitted by the Plan Administrator and applicable laws and regulations (including, but not limited to, federal tax and securities laws and regulations and state corporate law), an option may be exercised by delivery of shares of stock of the Company held by an Optionee for at least six months and having a fair market value equal to the exercise price, such fair market value to be determined in good faith by the Plan Administrator; or delivery of a properly executed exercise notice, together with irrevocable instructions to a broker, all in accordance with the regulations of the Federal Reserve Board, to promptly deliver to the Company the amount of sale or loan proceeds necessary to pay the exercise price and any federal, state or local withholding tax obligations that may arise in connection with the exercise.

Any unexercised options that expire or that terminate upon an employee's ceasing to be employed by the Company become available again for issuance under the 2000 Option Plan.

Unless sooner terminated by the Board, this Plan shall terminate on February 15, 2010. No option may be granted after such termination or during any suspension of this Plan. The amendment or termination of this Plan shall not, without the consent of the option holder, alter or impair any rights or obligations under any option theretofore granted under this Plan.

The Board may at any time suspend, amend or terminate this Plan, provided that except as set forth in Section 7 (related to stock splits, stock dividends, mergers, share exchanges, and similar transactions), the approval of the holders of a majority of the Company's outstanding shares of voting capital stock present and entitled to vote at any meeting is necessary for the adoption by the Board of any amendment which will: (a) increase the number of shares which are to be reserved for the issuance of options under this Plan; (b) permit the granting of stock options to a class of persons other than those presently permitted to receive stock options under this Plan; or (c) require stockholder approval under applicable law, including Section 16(b) of the Exchange Act.

The vesting of outstanding options under the 2000 Option Plan will be subject to acceleration upon certain changes in the ownership or control of the Company. In the case of (i) a merger or consolidation in which the Company is not the surviving corporation (except a merger intended solely to reincorporate the Company), (ii) a reverse merger in which the Company is the surviving corporation by the shares of the Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property,
(iii) any other capital reorganization, liquidation or change in control in which more than fifty percent of the shares of the Company entitled to vote are exchanged, (iv) the sale of all or substantially all of the Company's assets, the Board of Directors shall provide for the acceleration of the exercise date of fifty percent of the non-exercisable portion of outstanding options as of the day before the closing date of such transaction. The acceleration of the vesting of options in the event of such changes in control may have the effect of discouraging a merger proposal, a takeover attempt, or other efforts to gain control of the Company.

NEW PLAN BENEFITS

Because benefits under the 2000 Option Plan will depend on the Plan Administrator's actions and the fair market value of common stock at various future dates, it is not possible to determine the benefits that will be received by directors, executive officers and other employees if the 2000 Stock Plan is approved by the stockholders, except the following: upon adoption of the 2000 Option Plan, non-employee directors (currently three people) will be granted stock options annually under the 2000 Option Plan. The initial grant to each non-employee director will be options to purchase 20,000 shares of Common Stock; subsequent annual grants will be for options to purchase 5,000 shares of Common Stock. The options will be exercisable at the fair market price of the Common Stock on the date of grant and will vest at the rate of 50% of the option at the first anniversary following the date of grant and monthly thereafter over the following twelve months (i.e., 4.17% per month).

REGISTRATION OF SHARES ISSUED UNDER 2000 OPTION PLAN

The Company intends that the shares to be reserved for and issued under the 2000 Option Plan, for which approval is now sought, may be registered under the Securities Act of 1933, as amended. Such registration, if completed, would in most cases permit the unrestricted resale in the public market of shares issued pursuant to the Option Plan.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE 2000 OPTION PLAN UNDER CURRENT
LAW

An optionee will recognize no taxable income at the time an option is granted.

An optionee will recognize no taxable income at the time of exercise of an incentive stock option. If the optionee makes no disposition of the acquired shares within two years after the date of grant of the incentive stock option, or within one year after the exercise of such option, the employee will recognize no taxable income and any gain or loss that is realized on a subsequent disposition of such shares will be treated as long-term capital gain or loss. As to options exercised, the excess, if any, of the fair market value of the shares on the date of exercise over the option price will be an item of tax preference for purposes of computing the alternative minimum tax.

If the foregoing holding period requirements are not satisfied, the optionee will realize (i) ordinary income for federal income tax purposes in the year of disposition in an amount equal to the lesser of (a) the excess, if any, of the fair market value of the shares on the date of exercise over the option price thereof, or (b) the excess, if any, of the selling price over the optionee's adjusted basis of such shares (provided that the disposition is a sale or exchange with respect to which a loss (if sustained) would be recognized by such individual) and (ii) capital gain equal to the excess, if any, of the amount realized upon the disposition of shares over the fair market value of such shares on the date of exercise.

Employees, directors, officers, consultants, agents and independent contractors of the Company will be required to include in their gross income in the year of exercise of a non-qualified stock option the difference between the fair market value on the exercise date of the shares transferred and the option price.

The Company will be entitled (provided it complies with certain reporting requirements with respect to the income received by the employee) to a deduction for federal income tax purposes at the same time and in the same amount as the optionee is considered to be in receipt of compensation income in connection with the exercise of non-qualified stock options or, in the case of an incentive stock option, a disqualifying disposition of shares received upon exercise thereof. If the holding period requirements outlined above are met, no deduction will be available to the Company in connection with an incentive stock option. Under the Revenue Reconciliation Act of 1993, the Company may not be able to deduct compensation to certain employees to the extent compensation exceeds one million dollars per tax year. Covered employees include the chief executive officer and the four other highest compensated officers of the Company for that tax year. Certain performance-based compensation including stock options are exempt provided that, among other things, the stock options are granted by a Compensation Committee of the Board of Directors which is comprised solely of two or more outside directors and the plan under which the options are granted is approved by stockholders. The Option Plan will not qualify as performance-based compensation.

VOTE REQUIRED

The affirmative vote of a majority of the shares represented at the meeting (exclusive of broker non-votes) will be required to approve the 2000 Option Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE COMPANY'S 2000 OPTION PLAN, WHICH IS DESIGNATED AS PROPOSAL 2 ON THE ENCLOSED PROXY CARD.

          PROPOSAL 3: APPROVE AMENDMENT TO EMPLOYEE STOCK PURCHASE PLAN

The Company's Board of Directors has recommended, and at the meeting the stockholders will be asked to approve, an amendment to the Employee Stock Purchase Plan (the "Purchase Plan"), increasing the number of shares of Common Stock authorized to be issued by 100,000 shares and providing for an annual increase in the number of shares of Common Stock available under the Purchase Plan in an amount equal to 60,000 shares per year.

THE FOLLOWING IS A SUMMARY OF THE COMPANY'S STOCK PURCHASE PLAN, AS AMENDED, AND DOES NOT PURPORT TO DESCRIBE FULLY THE PURCHASE PLAN. A COPY OF THE PURCHASE PLAN, AS AMENDED, HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS AVAILABLE ON THE SEC'S WEB SITE (http://www.sec.gov). ADDITIONALLY, A COPY OF THE PURCHASE PLAN, AS AMENDED, IS AVAILABLE AT NO CHARGE TO ANY PERSON ENTITLED TO VOTE AT THE MEETING, UPON WRITTEN REQUEST ADDRESSED TO: SPECTRALINK CORPORATION, ATTN: CORPORATE SECRETARY, 5755 CENTRAL AVENUE, BOULDER, COLORADO 80301.

PURPOSE OF THE PURCHASE PLAN

The Purchase Plan, adopted in 1995, provides employees (including officers) of the Company and its majority-owned subsidiaries with an opportunity to purchase through payroll deductions Common Stock at a purchase price that is 85% of the lesser of the fair market value of Common Stock at the beginning of an offering period or the fair market value of Common Stock at the end of an offering period.

EMPLOYEE STOCK PURCHASE PLAN

The following is a summary of the terms of the Purchase Plan. Copies of the Purchase Plan are available upon request from the Company. In addition, a copy of the Purchase Plan is on file with the SEC.

The Purchase Plan may be administered by the Board of Directors of the Company or by a committee appointed by the Board and is currently being administered by the Compensation Committee. All questions of interpretation or application of the Purchase Plan are determined by the Compensation Committee, whose decisions are final, conclusive, and binding upon all participants.

Any employee (including an officer) who is employed for at least 20 hours per week and more than five months per calendar year by the Company is eligible to participate in the Purchase Plan, provided that such employee is so employed on the date his or her participation in the plan is effective and subject to limitations imposed by Section 423(b) of the Internal Revenue Code and limitations on stock ownership described in the Purchase Plan. It is estimated that approximately five officers and 252 employees are currently eligible to participate in the Purchase Plan.

Eligible employees become participants in the Purchase Plan by delivering to the Company's payroll office, prior to the commencement of the applicable offering period, a subscription agreement authorizing payroll deductions of a whole percentage of his or her salary, not to exceed 10%. Each offering period lasts six months, beginning either on January 1 or July 1. On December 31, 1999, the closing price per share for the Company's Common Stock was $7.25.

Each participant who has elected to participate is automatically granted an option to purchase shares of common stock on the beginning of the offering period, provided that no employee will be granted an option if such employee would then own stock, or a combination of stock and options that exceed 5% of the total combined voting power of the Company, or if the option would permit such employee to purchase stock under all employee stock purchase plans of the Company to accrue at a rate which exceeds $25,000 in fair market value of Common Stock (determined at the time the option is granted) for each calendar year in which such option is outstanding.

The option expires at the end of the offering period or upon termination of employment, whichever is earlier, but is exercised at the end of each offering period to the extent of the payroll deductions accumulated during such offering period.

Termination of a participant's employment for any reason, including death, immediately cancels his or her option and participation in the Purchase Plan. In such event, the payroll deductions credited to the participant's account will be returned without interest to him or her or, in the case of death, to the person or persons entitled to those deductions.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE PURCHASE PLAN UNDER CURRENT LAW

No income will be taxable to a participant until the shares purchased under the Purchase Plan are sold or otherwise disposed. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the applicable offering period and more than one year from the date of transfer of the shares to the participant, then the participant generally will recognize ordinary income measured as the lesser of (i) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (ii) an amount equal to 15% of the fair market value of the shares as of the acquisition date. Any additional gain should be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of this holding period, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period.

The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent ordinary income is recognized by participants upon a sale or disposition of shares prior to the expiration of the holding period(s) described above. In all other cases, no deduction is allowed to the Company.

PROPOSED AMENDMENT

In February 2000, the Board of Directors adopted an amendment to the Purchase Plan (a) to increase the number of shares of Common Stock reserved for issuance thereunder by 100,000, bringing the total number of shares currently reserved for issuance under the Purchase Plan to 156,611 shares and (b) providing for an additional 60,000 shares to be reserved in each year hereafter to replenish shares sold during the year. The proposed share increase and replenishment provision will ensure that an adequate number of shares are available for issuance under the Plan for the foreseeable future.

AMENDED PLAN BENEFITS

Because benefits under the Purchase Plan will depend on employees' elections to participate and the fair market value of the Company's Common Stock at various future dates, it is not possible to determine the benefits that will be received by executive officers and other employees if the amendment to the Purchase Plan is approved by the share owners. Non-employee directors are not eligible to participate in the Purchase Plan.

VOTE REQUIRED

The affirmative vote of a majority of the shares represented at the meeting (exclusive of broker non-votes) will be required to approve the proposed amendment to the Purchase Plan.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND THE PURCHASE PLAN, WHICH IS DESIGNATED AS PROPOSAL 3 ON THE ENCLOSED PROXY CARD.

                PROPOSAL 4. RATIFICATION OF SELECTION OF AUDITORS

The board has selected Arthur Andersen LLP, independent public accountants, as independent auditors for the Company for 2000. A resolution will be submitted to stockholders at the meeting for ratification of such selection and the accompanying proxy will be voted for such ratification, unless instructions to the contrary are indicated therein. Although ratification by stockholders is not a legal prerequisite to the Board's selection of Arthur Andersen LLP as the Company's independent public accountants, the Company believes such ratification to be appropriate. If the stockholders do not ratify the selection of Arthur Andersen LLP, the selection of independent public accountants will be reconsidered by the Board; however, the Board may select Arthur Andersen LLP, notwithstanding the failure of the stockholders to ratify its selection.

The Board expects that representatives of Arthur Andersen LLP will be present at the meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Arthur Andersen LLP has been the Company's independent public accountants since 1991. During the fiscal year ended December 31, 1999, Arthur Andersen LLP performed audit and other services for the Company including attendance at meetings with the Audit

Committee and the Board on matters related to the audit, consultations during the year on matters related to accounting, financial reporting and the review of financial and related information that was included in filings with the Securities and Exchange Commission.

The appointment of auditors is approved annually by the board. The decision of the board is based upon the recommendation of the Audit committee of the Board. In making its recommendation as to the appointment of auditors, the Audit Committee reviews both the proposed audit scope and the estimated audit fees for the coming year.

THE BOARD OF DIRECTORS OF SPECTRALINK RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 4.

                              MISCELLANEOUS MATTERS

As of the date of this Proxy Statement, the Board knows of no business that will be presented for consideration at the meeting other than that which has been referred to above. As to other business, if any, that may come before the meeting; proxies in the enclosed form will be voted in accordance with the judgment of the person or persons voting the proxies.

The Company's Certificate of Incorporation and Bylaws require that there be furnished to the Company written notice with respect to the nomination of a person for election as a director (other than a person nominated at the direction of the Board), as well as the submissions of a proposal (other than a proposal submitted at the direction of the Board), at a meeting of stockholders. In order for any such nomination or submission to be proper with respect to the 2001 Annual Meeting, the notice must contain certain information concerning the nominating or proposing stockholder, and the nominee or the proposal, as the case may be, and must be furnished to the Company between January 31, 2001, and March 2, 2001. A copy of the applicable provisions of the Certificate of Incorporation and Bylaws may be obtained by a stockholder, without charge, upon written request to the Secretary of the Company, at its principal executive offices.

In addition to the foregoing, in accordance with the rules of the SEC, any proposal of a stockholder intended to be presented at the Company's 2001 Annual Meeting of Stockholders must be received by the Secretary of the Company by December 12, 2000, in the form and subject to the other requirements of the applicable rules of the SEC, in order for the proposal to be considered for inclusion in the Company's notice of meeting, proxy statement and proxy relating to the 2001 Annual Meeting.

Cost of Proxy Solicitation

The Company will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of shares of Common Stock. In addition to solicitation by mail, officers and regular employees of the Company may solicit proxies personally or by telephone. No compensation other than their regular compensation will be paid to officers or employees for any solicitation, which they may make.

At any time prior to being voted, the enclosed proxy is revocable by written notice to the Secretary of the Company or by appearance at the meeting to vote in person.

THE BOARD OF DIRECTORS
SPECTRALINK CORPORATION

Dated:  March 24, 2000

                             SPECTRALINK CORPORATION

                             2000 STOCK OPTION PLAN

      ADOPTED AND APPROVED BY THE BOARD OF DIRECTORS ON FEBRUARY 16, 2000
               APPROVED BY THE STOCKHOLDERS ON ____________, 2000

         SECTION 1. PURPOSE. The purpose of the SpectraLink 2000 Stock Option Plan (this "Plan") is to provide a means whereby selected employees, officers, directors, agents, consultants and independent contractors of SpectraLink Corporation (the "Company") or of any parent or subsidiary (as defined in subsection 5.7 and referred to hereinafter as "related corporations") thereof, may be granted "incentive stock options" (as defined in Section 422 of the Internal Revenue Code of 1986 (the "Code")) and/or non-qualified stock options to purchase the Common Stock (as defined in Section 3) of the Company, in order to attract and retain the services or advice of such employees, officers, directors, agents, consultants and independent contractors and to provide added incentive to them by encouraging stock ownership in the Company.

         SECTION 2. ADMINISTRATION.

         (a) This Plan shall be administered by the Board of Directors of the Company (the "Board"), except to the extent the Board delegates its authority to a member of the Board or a committee of the Board to administer this Plan. The administrator of this Plan shall hereinafter be referred to as the "Plan Administrator." The Board may appoint a Plan Administrator as described in subsection 2(b) hereof, which shall have authority to grant options as provided therein; the Board may also appoint a Plan Administrator with limited authority, such as to grant options to persons who are not officers or directors of the Company, for a limited number of shares or pursuant to a matrix by employee category pre-approved by the Board.

         (b) For so long as the Company's Common Stock is registered under
Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), no option shall be granted to a director or officer (who is subject to
Section 16 of the Exchange Act) under this Plan unless (i) approved in advance by the Board or the Plan Administrator in accordance with the provisions of Rule 16b-3(d)(1) under the Exchange Act (where the Plan Administrator, if not the entire Board, is a committee of the Board composed solely of two or more non-employee directors who satisfy the requirements of Rule 16b-3(b)(3) under the Exchange Act), or (ii) approved in accordance with the provisions of Rule 16b-3(d)(2) under the Exchange Act, except that an option may be granted absent such approval if the option provides that no officer or director of the Company may sell shares received upon the exercise of such option during the six-month period immediately following the grant of such option.

              2.1 PROCEDURES. The Board may designate one of the members of the Plan Administrator as chairman. The Plan Administrator may hold meetings at such times and places as it shall determine necessary. The acts of a majority of the members of the Plan Administrator present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Plan Administrator members shall be valid acts of the Plan Administrator.

              2.2 RESPONSIBILITIES. Except for the terms and conditions explicitly set forth in this Plan, the Plan Administrator shall have the authority, in its discretion, to determine all matters relating to the options to be granted under this Plan, including selection of the individuals to be granted options, the number of shares to be subject to each option, the exercise price, and all other terms and conditions of the options, including the designation of such options as an incentive stock option or non-qualified stock option. Grants under this Plan need not be identical in any respect, even when made simultaneously. The interpretation and construction by the Plan Administrator of any terms or provisions of this Plan or any option issued hereunder, or of any rule or regulation promulgated in connection herewith, shall be conclusive and binding on all interested parties, so long as such interpretation and construction with respect to incentive stock options corresponds to the requirements of Code Section 422, the regulations thereunder, and any amendments thereto.

              2.3 SECTION 16(b) COMPLIANCE AND BIFURCATION OF PLAN. It is the intention of the Company that this Plan comply in all respects with Section 16(b) and Rule 16b-3 under the Exchange Act, to the extent applicable, and, if any Plan provision is later found not to be in compliance with such Section or Rule, as the case may be, the provision shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Section 16(b) and Rule 16b-3 under the Exchange Act. Notwithstanding anything in the Plan to the contrary, the Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are officers and directors or other persons subject to Section 16(b) of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other participants.

         SECTION 3. STOCK SUBJECT TO THIS PLAN.

              3.1 SHARES RESERVED FOR ISSUANCE PURSUANT TO EXERCISE OF OPTIONS; AUTOMATIC INCREASE IN RESERVED SHARES. The stock subject to this Plan shall be the Company's Common Stock, $.01 par value per share (the "Common Stock"), presently authorized but unissued or subsequently acquired by the Company. Subject to adjustment as provided in Section 7 hereof, the aggregate amount of Common Stock to be delivered upon the exercise of all options granted under this Plan shall not exceed 2,000,000 shares as such Common Stock was constituted on the effective date of this Plan, and no further options shall be granted after the date on which the SpectraLink stockholders approve this Plan, under the SpectraLink Stock Option Plan (in effect as of such date). In addition, the shares reserved for issuance upon exercise of options granted under this Plan will automatically be increased on the first day of each fiscal year, beginning with the fiscal year commencing January 1, 2001, by an amount equal to five percent (5%) of the total number of shares of Common Stock outstanding on the last day of the immediately preceding fiscal year, or such lesser number of shares as is later ratified by the Board at their first meeting or action in such new fiscal year; provided, that in no event shall any such annual increase exceed 1,300,000 shares.

              3.2 STATUS OF SHARES UNDERLYING SURRENDERED, EXCHANGED, CANCELED OR TERMINATED OPTIONS. If any option granted under this Plan shall expire, be surrendered, exchanged for another option, canceled or terminated for any reason without having been exercised in full, the unpurchased shares subject thereto shall thereupon again be available for purposes of this Plan, including for replacement options which may be granted in exchange for such surrendered, canceled or terminated options.

         SECTION 4. ELIGIBILITY. An incentive stock option may be granted only to any individual who, at the time the option is granted, is an employee of the Company or any related corporation. A nonqualified stock option may be granted to any director, employee, officer, agent, consultant or independent contractor of the Company or any related corporation, whether an individual or an entity. Any party to whom an option is granted under this Plan shall be referred to hereinafter as an "Optionee".

         SECTION 5. TERMS AND CONDITIONS OF OPTIONS. Options granted under this Plan shall be evidenced by written agreements which shall contain such terms, conditions, limitations and restrictions as the Plan Administrator shall deem advisable and which are not inconsistent with this Plan (the "Option Agreement"). Notwithstanding the foregoing, options shall include or incorporate by reference the following terms and conditions:

              5.1 NUMBER OF SHARES AND PRICE. The maximum number of shares that may be purchased pursuant to the exercise of each option and the price per share at which such option is exercisable (the "exercise price") shall be as established by the Plan Administrator, provided that the Plan Administrator shall act in good faith to establish the exercise price which shall be not less than the fair market value per share of the Common Stock at the time the option is granted with respect to incentive stock options and not less than par value per share of the Common Stock at the time the option is granted with respect to nonqualified stock options and also provided that, with respect to incentive stock options granted to greater than "10% shareholders" (as defined in Section
6.1 hereof), the exercise price shall be as required by Section 6.

              5.2 TERM AND MATURITY. Subject to the restrictions contained in
Section 6 with respect to granting incentive stock options to greater than 10% shareholders, the term of each incentive stock option shall be as established by the Plan Administrator and, if not so established, shall be 10 years from the date it is granted but in no event shall the term of any incentive stock option exceed 10 years. The term of each nonqualified stock option shall be as established by the Plan Administrator and, if not so established, shall be 10 years from the date it is granted. To ensure that the Company or related corporation will achieve the purpose and receive the benefits contemplated in this Plan, any option granted to any Optionee hereunder shall, unless the condition of this sentence is waived or modified in the agreement evidencing the option or by resolution adopted by the Plan Administrator, be exercisable according to the following schedule:

        Period of Optionee's
        Continuous Relationship
        With the Company or Related
        Corporation From the Date                   Portion of Total Option
        the Option is Granted                       Which is Exercisable
        ----------------------------                -----------------------
        End of 12 months                                      25%
        Each month thereafter                              2.083%
        48 months                                            100%

              5.3 EXERCISE. Subject to any vesting schedule described in subsection 5.2 above, each option may be exercised in whole or in part; and that only whole shares will be issued pursuant to the exercise of any option. Options shall be exercised by delivery to the Company of notice of the number of shares with respect to which the option is exercised, together with payment of the exercise price.

              5.4 PAYMENT OF EXERCISE PRICE. Payment of the option exercise price shall be made in full at the time the notice of exercise of the option is delivered to the Company and shall be in cash, bank certified or cashier's check or personal check (unless at the time of exercise the Plan Administrator in a particular case determines not to accept a personal check) for the Common Stock being purchased.

              The Plan Administrator can determine at the time the option is granted for incentive stock options, or at any time before exercise for nonqualified stock options, that additional forms of payment will be permitted. To the extent permitted by the Plan Administrator and applicable laws and regulations (including, but not limited to, federal tax and securities laws and regulations and state corporate law), an option may be exercised by:

              (a) delivery of shares of stock of the Company held by an Optionee for at least six months prior to the date of exercise of the option, having a fair market value equal to the exercise price, such fair market value to be determined in good faith by the Plan Administrator; or

              (b) delivery of a properly executed exercise notice, together with irrevocable instructions to a broker, all in accordance with the regulations of the Federal Reserve Board, to promptly deliver to the Company the amount of sale or loan proceeds necessary to pay the exercise price and any federal, state or local withholding tax obligations that may arise in connection with the exercise.

              5.5 WITHHOLDING TAX REQUIREMENT. The Company or any related corporation shall have the right to retain and withhold from any payment of cash or Common Stock under the Plan the amount of taxes required by any government to be withheld or otherwise deducted and paid with respect to such payment. At its discretion, the Company may require an Optionee receiving shares of Common Stock to reimburse the Company for any such taxes required to be withheld by the Company and withhold such shares in whole or in part until the Company is so reimbursed. In lieu thereof, the Company, at its option in its sole discretion, shall (a) have the right to withhold from any other cash amounts due or to become due from the Company to the Optionee an amount equal to such taxes or (b) retain and withhold a number of shares having a market value not less than the amount of such taxes required to be withheld by the Company to reimburse the Company for any such taxes and cancel (in whole or in part) any such shares so withheld. If required by Section 16(b) of the Exchange Act, the election to pay withholding taxes by delivery of shares held by any person who at the time of exercise is subject to Section 16(b) of the Exchange Act, shall be made either six months prior to the date the option exercise becomes taxable or at such other times as the Company may determine as necessary to comply with Section 16(b) of the Exchange Act.

              5.6 ASSIGNABILITY AND TRANSFERABILITY OF OPTION. Options granted under this Plan and the rights and privileges conferred hereby may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than (i) by will or by the applicable laws of descent and distribution, (ii) pursuant to a qualified domestic relations order as defined in Section 414(p) of the Code, or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder or
(iii) as otherwise determined by the Plan Administrator and set forth in the applicable Option Agreement. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any option under this Plan or of any right or privilege conferred hereby, contrary to the Code or to the provisions of this Plan, or the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby shall be null and void. The designation by an Optionee of a beneficiary does not, in and of itself, constitute an impermissible transfer under this Section.

              5.7 TERMINATION OF RELATIONSHIP. If the Optionee's relationship with the Company or any related corporation ceases for any reason other than termination for cause, death or total disability, and unless by its terms the option sooner terminates or expires, then the Optionee may exercise, for a 90-day period, that portion of the Optionee's option which is exercisable at the time of such cessation, but the Optionee's option shall terminate at the end of the 90-day period following such cessation as to all shares for which it has not theretofore been exercised, unless, in the case of a nonqualified stock option, such provision is waived in the agreement evidencing the option or by resolution adopted by the Plan Administrator within 90 days of such cessation. If, in the case of an incentive stock option, an Optionee's relationship with the Company or related corporation changes (i.e., from employee to non-employee, such as a consultant), such change shall constitute a termination of an Optionee's employment with the Company or related corporation and the Optionee's incentive stock option shall become a non-qualified stock option.

              If an Optionee is terminated for cause, any option granted hereunder shall automatically terminate as of the first discovery by the Company of any reason for termination for cause, and such Optionee shall thereupon have no right to purchase any shares pursuant to such option. "Termination for cause" shall mean dismissal for dishonesty, conviction or confession of a crime punishable by law (except minor violations), fraud, misconduct or disclosure of confidential information. If an Optionee's relationship with the Company or any related corporation is suspended pending an investigation of whether or not the Optionee shall be terminated for cause, all Optionee's rights under any option granted hereunder likewise shall be suspended during the period of investigation.

              If an Optionee's relationship with the Company or any related corporation ceases because of a total disability, the Optionee's option shall not terminate or, in the case of an incentive stock option, cease to be treated as an incentive stock option until the end of the 12-month period following such cessation (unless by its terms it sooner terminates and expires). As used in this Plan, the term "total disability" refers to a mental or physical impairment of the Optionee which is expected to result in death or which has lasted or is expected to last for a continuous period of 365 days or more and which causes the Optionee to be unable, in the opinion of the Company and two (if more than one is required by the Company in its sole discretion) independent physicians, to perform his or her duties for the Company and to be engaged in any substantial gainful activity. Total disability shall be deemed to have occurred on the first day after the Company and the two (if more than one is required by the Company in its sole discretion) independent physicians have furnished their opinion of total disability to the Plan Administrator.

              For purposes of this subsection 5.7, a transfer of relationship between or among the Company and/or any related corporation shall not be deemed to constitute a cessation of relationship with the Company or any of its related corporations. For purposes of this subsection 5.7, with respect to incentive stock options, employment shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (as determined by the Plan Administrator). The foregoing notwithstanding, employment shall not be deemed to continue beyond the first 90 days of such leave, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

              As used herein, the term "related corporation", when referring to a subsidiary corporation, shall mean any corporation (other than the Company) or other entity in, at the time of the granting of the option, an unbroken chain of corporations ending with the Company, if stock or other interests possessing 50% or more of the total combined voting power of all classes of stock or other interests of each of the corporations or other entities other than the Company is owned by one of the other corporations or other entities in such chain. When referring to a parent corporation or other entity, the term "related corporation" shall mean any corporation or other entity in an unbroken chain of corporations or other entities ending with the Company if, at the time of the granting of the option, each of the corporations or other entities other than the Company owns stock or other interests possessing 50% or more of the total combined voting power of all classes of stock or other interests in one of the other corporations or other entities in such chain.

              5.8 DEATH OF OPTIONEE. If an Optionee dies while he or she has a relationship with the Company or any related corporation or within the 90-day period (or 12 month period in the case of totally disabled Optionees) following cessation of such relationship, any option held by such Optionee to the extent that the Optionee would have been entitled to exercise such option, may be exercised within one year after his or her death by the personal representative of his or her estate or by the person or persons to whom the Optionee's rights under the option shall pass by will or by the applicable laws of descent and distribution.

              5.9 STATUS OF SHAREHOLDER. Neither the Optionee nor any party to which the Optionee's rights and privileges under the option may pass shall be, or have any of the rights or privileges of, a shareholder of the Company with respect to any of the shares issuable upon the exercise of any option granted under this Plan unless and until such option has been exercised.

              5.10 NO RIGHT TO CONTINUATION OF EMPLOYMENT. Nothing in this Plan or in any option granted pursuant to this Plan shall confer upon any Optionee any right to continue in the employ of the Company or of a related corporation, or to interfere in any way with the right of the Company or of any such related corporation to terminate his or her employment or other relationship with the Company at any time.

              5.11 MODIFICATION AND AMENDMENT OF OPTION. Subject to the requirements of Code Section 422 with respect to incentive stock options and to the terms and conditions and within the limitations of this Plan, the Plan Administrator may modify or amend outstanding options granted under this Plan. The modification or amendment of an outstanding option shall not, without the consent of the Optionee, impair or diminish any of his or her rights or any of the obligations of the Company under such option. Except as otherwise provided in this Plan, no outstanding option shall be terminated without the consent of the Optionee. Unless the Optionee agrees otherwise, any changes or adjustments made to outstanding incentive stock options granted under this Plan shall be made in such a manner so as not to constitute a "modification" as defined in Code Section 424(h) and so as not to cause any incentive stock option issued hereunder to fail to continue to qualify as an incentive stock option as defined in Code Section 422(b).

              5.12 LIMITATION ON VALUE FOR INCENTIVE STOCK OPTIONS. As to all incentive stock options granted under the terms of this Plan, to the extent that the aggregate fair market value (determined at the time the incentive stock option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by the Optionee during any calendar year (under this Plan and all other incentive stock option plans of the Company, a related corporation or a predecessor corporation) exceeds $100,000, such options shall be treated as nonqualified stock options. The previous sentence shall not apply if the Code is amended or if the Internal Revenue Service publicly rules, issues a private ruling to the Company, any Optionee, or any legatee, personal representative or distributee of an Optionee or issues regulations, changing or eliminating such annual limit, in which case the limitation shall be that provided by the Code or the Internal Revenue Service, as the case may be.

              5.13 VALUATION OF COMMON STOCK RECEIVED UPON EXERCISE.

              5.13.1 EXERCISE OF OPTIONS UNDER SECTIONS 5.4(A) AND (C). The value of Common Stock received by the Optionee from an exercise under Sections 5.4(a) and 5.4(c) hereof shall be the fair market value, which shall mean the last reported sales price, regular way, of the Common Stock on the date of receipt by the Company of the Optionee's delivery of shares under Section 5.4(a) hereof or delivery of the exercise notice under Section 5.4(c) hereof (or, if no sale takes place on any such day, the closing bid price of the Common Stock on such day), on the principal securities exchange (including the National Association of Securities Dealers, Inc.'s (the "NASD") National Market System) on which the Common Stock is admitted or listed for trading, or, if the Common Stock is not listed on any such exchange on any such day, the highest reported bid price for the Common Stock as furnished by the NASD through NASDAQ, or a similar organization if NASDAQ is no longer reporting such information, or, if the Common Stock is not listed for trading on an exchange and is not quoted on

NASDAQ or any similar organization on any such day, the fair value of a share of Common Stock on such day as determined by the Plan Administrator of the Company in good faith.

              5.13.2 EXERCISE OF OPTION UNDER SECTION 5.4(B). The value of Common Stock received by the Optionee from an exercise under Section 5.4(b) hereof (a) in the case of the sale of the Common Stock received as a result of the exercise by a broker on the date of receipt by the Company of the Optionee's exercise notice, shall equal the sales price received for such shares; and (b) in all other cases, shall be determined as provided in Section 5.13.1 hereof.

         SECTION 6. GREATER THAN 10% SHAREHOLDERS.

              6.1 EXERCISE PRICE AND TERM OF INCENTIVE STOCK OPTIONS. If incentive stock options are granted under this Plan to employees who own more than 10% of the total combined voting power of all classes of stock of the Company or any related corporation (a "10% shareholder"), the term of such incentive stock options shall not exceed five years and the exercise price shall be not less than 110% of the fair market value of the Common Stock at the time the incentive stock option is granted. This provision shall control notwithstanding any contrary terms contained in an option agreement or any other document. The term and exercise price limitations of this provision shall be amended to conform to any change required (or, in the sole discretion of the Plan Administrator, permitted) by a change in the Code or by a ruling or pronouncement of the Internal Revenue Service.

              6.2 ATTRIBUTION RULE. For purposes of subsection 6.1, in determining stock ownership, an employee shall be deemed to own the stock owned, directly or indirectly, by or for his or her brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries. If an employee or a person related to the employee owns an unexercised option or warrant to purchase stock of the Company, the stock subject to that portion of the option or warrant which is unexercised shall not be counted in determining stock ownership. For purposes of this Section 6, stock owned by an employee shall include all stock owned by him or her, which is actually issued and outstanding immediately before the grant of the incentive stock option to the employee.

         SECTION 7. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In case of any stock split, stock dividend or similar transaction which increases or decreases the number of outstanding shares of the Company's Common Stock, appropriate adjustment will be made to both the number of shares which may be purchased under the Plan and the number and price per share of Common Stock which may be purchased under any outstanding options to give the optionee the economic benefit of this option following any such transaction.

              7.1.1 EFFECT OF MERGER, LIQUIDATION, REORGANIZATION OR CHANGE IN CONTROL. Except in the case of a transaction where the options outstanding under this Plan shall be subject to the provisions of subsection 7.1.2 of the Plan, in the case of (i) a merger or consolidation involving the Company in which the Company is not the surviving corporation (except a merger intended solely to reincorporate the Company under the laws of a new jurisdiction), (ii) a reverse merger in which the Company is the surviving corporation but the shares of the

Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of other securities, cash or otherwise, (iii) any other capital reorganization, liquidation or change in control in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, (iv) the sale of all or substantially all of the Company's assets, the Board shall provide for the acceleration of the exercise date of 50% of the non-exercisable portion of any outstanding option to the day immediately preceding the closing day of such transaction, and may provide for the replacement of any options with comparable options to purchase the stock of such other corporation. All options outstanding on the date any such event or transaction is consummated shall be terminated in their entirety.

              7.1.2 CONVERSION OF OPTIONS ON STOCK FOR STOCK EXCHANGE. If the stockholders of the Company receive capital stock of another corporation ("Exchange Stock") in exchange for their shares of Common Stock in any transaction described in subsection 7.1.1 above, all options granted hereunder shall be converted into options to purchase shares of Exchange Stock unless the Company and corporation issuing the Exchange Stock, in their sole discretion, determine that any or all such options granted hereunder shall not be converted into options to purchase shares of Exchange Stock but instead shall be treated and terminated in accordance with the provisions of subsection 7.1.1 of the Plan. The amount and price of converted options shall be determined by adjusting the amount and price of the options granted hereunder in the same proportion as used for determining the number of shares of Exchange Stock the holders of the Common Stock receive in such merger, consolidation, acquisition of property or stock, separation or reorganization. Unless the Board determines otherwise, the converted options shall be fully vested whether or not the vesting requirements set forth in the Plan or the option agreement have been satisfied.

              7.2 FRACTIONAL SHARES. In the event of any adjustment in the number of shares covered by an option, any fractional shares resulting from such adjustment shall be disregarded and each such option shall cover only the number of full shares resulting from such adjustment.

              7.3 DETERMINATION OF BOARD TO BE FINAL. All Section 7 adjustments shall be made by the Board, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. Unless an Optionee agrees otherwise, any change or adjustment to an incentive stock option shall be made in such a manner so as not to constitute a "modification" as defined in Code Section 425(h) and so as not to cause his or her incentive stock option issued hereunder to fail to continue to qualify as an incentive stock option as defined in Code Section 422(b).

         SECTION 8. SECURITIES REGULATION. Shares shall not be issued with respect to an option granted under this Plan unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or inter-dealer quotation system upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance, including the availability of an exemption from registration for the issuance and sale of any shares hereunder. Inability of the Company to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any shares hereunder or the unavailability of an exemption from registration for the issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such shares as to which such requisite authority shall not have been obtained.

         As a condition to the exercise of an option, the Company may require the Optionee to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such representation is required by any relevant provision of the aforementioned laws. At the option of the Company, a stop-transfer order against any shares of stock may be placed on the official stock books and records of the Company, and a legend indicating that the stock may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates in order to assure exemption from registration. The Company may also require such other action or agreement by the Optionees as it may from time to time deem to be necessary or advisable. THE COMPANY SHALL NOT BE OBLIGATED, BY REASON OF THIS PROVISION OR OTHERWISE, TO UNDERTAKE REGISTRATION OF THE OPTIONS OR STOCK HEREUNDER.

         Should any of the Company's capital stock of the same class as the stock subject to options granted hereunder be listed on a national securities exchange or inter-dealer quotation system, all stock issued hereunder if not previously listed on such exchange or inter-dealer quotation system shall be authorized by that exchange or system for listing thereon prior to the issuance thereof.

         SECTION 9. AMENDMENT AND TERMINATION.

              9.1 BOARD ACTION. The Board may at any time suspend, amend or terminate this Plan, provided that except as set forth in Section 7, the approval of the holders of a majority of the Company's outstanding shares of voting capital stock present and entitled to vote at any meeting is necessary for the adoption by the Board of any amendment which will:

                   (a) increase the number of shares, which are to be reserved for the issuance of options under this Plan;

                   (b) permit the granting of stock options to a class of persons other than those presently permitted to receive stock options under this Plan; or

                   (c) require shareholder approval under applicable law, including Section 16(b) of the Exchange Act.

              9.2 AUTOMATIC TERMINATION. Unless sooner terminated by the Board, this Plan shall terminate ten years from the earlier of (a) the date on which this Plan is adopted by the Board or (b) the date on which this Plan is approved by the stockholders of the Company. No option may be granted after such termination or during any suspension of this Plan. The amendment or termination of this Plan shall not, without the consent of the option holder, alter or impair any rights or obligations under any option theretofore granted under this Plan.

         SECTION 10 EFFECTIVENESS OF THIS PLAN. This Plan shall become effective upon approval by the holders of a majority of the Company's outstanding shares of voting capital stock present and entitled to vote at any meeting at any time within 12 months after the adoption of this Plan.

         Adopted and approved by the Board of Directors on February 16, 2000. Approved by the stockholders on ____________, 2000.

                             SPECTRALINK CORPORATION

                   NONQUALIFIED STOCK OPTION LETTER AGREEMENT

DATE:______________________________

TO:  _______________________________

         We are pleased to inform you that you have been selected by the Plan Administrator of SpectraLink Corporation (the "Company") 2000 Stock Option Plan (the "Plan") to receive an option under the Plan. The Plan was adopted by the Board of Directors and approved by the stockholders. When you sign and return to the Company the Acceptance and Acknowledgment attached to this Stock Option Agreement you will be entitled to receive a nonqualified option for the purchase of ________ shares of the Company's common stock, $.01 par value ("Common Stock"), at an exercise price of $____ per share, subject to the vesting provisions set forth herein. A copy of the Plan is attached and the provisions of the Plan are incorporated into this Agreement by reference. THIS OPTION IS NOT INTENDED TO CONSTITUTE AN INCENTIVE STOCK OPTION, AS THAT TERM IS DEFINED IN
SECTION 422 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

         The terms of the option are as set forth in the Plan and in this Agreement. The most important of the terms set forth in the Plan are summarized below:

         Number of Shares: The option granted to you covers an aggregate of ______ shares of Common Stock.

         Exercise Price: The exercise price per share of Common Stock subject to your option is _____ per share (the "Exercise Price").

         Adjustments. The number of shares of Common Stock subject to your option and the Exercise Price may be subject to adjustment under certain circumstances as described in the Plan.

         Date of Grant: The date of grant of the option is _______________.

         Term: The term of the option is ten years from date of grant, unless sooner terminated.

         Vesting: Your option shall vest according to the following schedule, provided you continue your relationship with the Company or a related corporation:

        Period of Your Continuous
        Relationship With the
        Company or a Related
        Corporation From the                        Portion of Total Option
        Date Option is Granted                      Which is Exercisable
        -------------------------                   -----------------------
        End of 12 months                                      25%
        Each month thereafter                                 2.083%
        48 months                                             100%

         Exercise: The vested portion of the option may be exercised, in whole or in part, but not as to any fractional shares, during the term of the option. You should use a Notice of Exercise of Nonqualified Stock Option in the form attached to this Agreement when you exercise the option. During your lifetime only you can exercise the option. The Plan also provides for exercise of the option by the personal representative of your estate or the beneficiary thereof following your death.

         Payment for Shares: The vested portion of this option may be exercised by the delivery of:

         (a) Cash, personal check (unless, at the time of exercise, the Plan Administrator determines otherwise), certified or bank cashier's checks in an amount equal to the aggregate Exercise Price for the number of shares as to which the option is being exercised together with a properly executed Notice of Exercise;

         (b) Unless the Plan Administrator in its sole discretion determines otherwise, shares of the capital stock of the Company held by you for at least six months prior to the date of exercise of the option, having a fair market value at the time of exercise, as determined by the Plan Administrator in accordance with the Plan, equal to the aggregate Exercise Price for the number of shares as to which the option is being exercised with properly executed Notice of Exercise; or

         (c) Unless the Plan Administrator in its sole discretion determines otherwise, a properly executed Notice of Exercise together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds to pay the aggregate Exercise Price for the number of shares as to which the option is being exercised;

         Upon receipt of written Notice of Exercise and payment and delivery of any other required documentation, the Company shall deliver to the person exercising the option a certificate or certificates for the appropriate number of shares of Common Stock. It shall be a condition to the performance of the Company's obligation to issue or transfer Common Stock upon exercise of this option that you pay, or make provision satisfactory to the Company for the payment of, any taxes, which the Company is obligated to collect with respect to the issue or transfer of Common Stock upon exercise.

         Termination: Your option will terminate immediately upon termination for cause, as defined in the Plan, or three months after cessation of your relationship with the Company or a related corporation, unless cessation is due to death or total disability, in which case the portion of this option which is vested at the time of such termination shall terminate one year after cessation of such relationship. All unvested options will terminate immediately upon the cessation of your relationship with the Company or a related corporation for any reason, including, without limitation, termination for cause, resignation, death or disability.

         Transfer of Option: The option is not transferable except by will or by the applicable laws of descent and distribution or pursuant to a qualified domestic relations order.

         Notice: All notices sent in connection with this option shall be in writing and, if to the Company, shall be delivered personally to the President of the Company or mailed to its principal office, addressed to the attention of the President, and, if to you, shall be delivered personally or mailed to you at the address noted on the attached Acceptance and Acknowledgment. Such addresses may be changed at any time by notice from one party to the other.

         COMPLIANCE WITH SECURITIES LAWS. YOUR PARTICULAR ATTENTION IS DIRECTED TO SECTION 8 OF THE PLAN, WHICH DESCRIBES CERTAIN IMPORTANT CONDITIONS RELATING TO FEDERAL AND STATE SECURITIES LAWS THAT MUST BE SATISFIED BEFORE THE OPTION CAN BE EXERCISED AND BEFORE THE COMPANY CAN ISSUE ANY SHARES TO YOU. THE COMPANY HAS NO OBLIGATION TO REGISTER THE SHARES THAT WOULD BE ISSUED UPON THE EXERCISE OF YOUR OPTION, AND IF IT NEVER REGISTERS THE SHARES, YOU WILL NOT BE ABLE TO EXERCISE THE OPTION UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE. AT THE PRESENT TIME, EXEMPTIONS FROM REGISTRATION UNDER FEDERAL AND STATE SECURITIES LAWS ARE VERY LIMITED AND MIGHT BE UNAVAILABLE TO YOU PRIOR TO THE EXPIRATION OF THE OPTION. CONSEQUENTLY, YOU MIGHT HAVE NO OPPORTUNITY TO EXERCISE THE OPTION AND TO RECEIVE SHARES UPON SUCH EXERCISE. IN ADDITION, YOU SHOULD CONSULT WITH YOUR TAX ADVISOR CONCERNING THE RAMIFICATIONS TO YOU OF HOLDING OR EXERCISING YOUR OPTIONS OR HOLDING OR SELLING THE SHARES UNDERLYING SUCH OPTIONS.

         Compliance with Section 16 of the Securities Exchange Act of 1934. It is the intention of the Company that this Plan comply in all respects with
Section 16(b) and Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), to the extent applicable, and, if any Plan provision is later found not to be in compliance with such Section or Rule, as the case may be, the provision shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Section 16(b) and Rule 16b-3 under the Exchange Act. Notwithstanding anything in the Plan to the contrary, the Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are officers and directors or other persons subject to Section 16(b) of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other participants.

         Plan Interpretation. All decisions or interpretations made by the Plan Administrator with regard to any question arising hereunder or under the Plan shall be binding and conclusive on the Company and you.

         Binding Effect. This Agreement shall bind and inure to the benefit of the parties hereto and the successors and assigns of the Company and, to the extent provided in the Plan, your executors, administrators, legatees and heirs.

         Please execute the Acceptance and Acknowledgment set forth below on the enclosed copy of this Agreement and return it to the Company, to the attention of the undersigned.

                                       Very truly yours,

                                       SpectraLink Corporation

                                       By:
                                          ----------------------------

                          ACCEPTANCE AND ACKNOWLEDGMENT

         I, a resident of the State of ______________, accept the nonqualified stock option described above in the SpectraLink Corporation 2000 Stock Option Plan, and acknowledge receipt of a copy of this Agreement, including a copy of the Plan. I have read and understand this Agreement and the Plan, including (but not limited to) the provisions of Section 8 of the Plan. I have also read and signed the Notice of Grant of Stock Options and Option Agreement.


Dated:
       -----------------------------

------------------------------------
Print Name

------------------------------------        ---------------------------------
Signature                                   Taxpayer I.D. Number

         By his or her signature below, the spouse of the Optionee, if such Optionee is legally married as of the date of his or her execution of this Agreement, acknowledges that he or she has read this Agreement and the Plan and is familiar with the terms and provisions thereof, and agrees to be bound by all the terms and conditions of this Agreement and the Plan.

Dated:
       -----------------------------

------------------------------------
Print Name

------------------------------------
Spouse's Signature

                               NOTICE OF EXERCISE

SpectraLink Corporation
5755 Central Avenue
Boulder, Colorado 80301-2848

Re:  Exercise of Stock Option

Ladies and Gentlemen:

         I hereby exercise my right to purchase shares of Common Stock (the "Shares") of SpectraLink Corporation, a Delaware corporation, pursuant to, and in accordance with, the SpectraLink Corporation 2000 Nonqualified Stock Option Agreement ("Agreement") dated . As provided in that Agreement, I deliver herewith a certified or bank cashier's check in the amount of the aggregate option price (unless alternative payment methods have been approved by the Plan Administrator, in which case, payment of the exercise price is hereby tendered in accordance with such method). Please deliver to me stock certificates representing the subject shares registered as follows:

         Name:
              ------------------------------------------

         Address:
                 ---------------------------------------

                 ---------------------------------------

         Social Security Number:
                                 -----------------------

         The aggregate exercise price is $___________________ (total number of shares to be purchased x $________________________ per share).

         1. If the sale of the Shares and the resale thereof has not, prior to the date hereof, been registered pursuant to a registration statement filed and declared effective under the Securities Act of 1933, as amended (the "Act"), I hereby agree, represent, and warrant that:

              (a) I am acquiring the Shares for my own account (and not for the account of others), for investment and not with a view to the distribution or resale thereof;

              (b) by virtue of my position, I have access to the same kind of information, which would be available in a registration statement filed under the Act;

              (c) I am a sophisticated investor and am capable of protecting my own interests in connection with this transaction;

              (d) I understand that I may not sell or otherwise dispose of the Shares in the absence of either (i) a registration statement filed under the Act or (ii) an exemption from the registration provisions thereof; and

              (e) the certificates representing the Shares may contain a legend to the effect of subsection (d) of this Section 1.

         2. If the sale of the Shares and the resale thereof has been registered pursuant to a registration statement filed and declared effective under the Act, the undersigned hereby represents and warrants that he or she has received the applicable prospectus and a copy of the Company's most recent Annual Report, as well as all other material sent to stockholders generally.

         3. I acknowledge that the number of shares of Common Stock subject to the Agreement is hereafter reduced by the number of shares of Common Stock represented by the Shares.

         4. I understand that there are certain tax implications of my exercise of my right to purchase shares of Common Stock pursuant to the exercise of this option. I also understand that it is my obligation to confer with my own tax advisor with respect to such tax implications, and to the extent I felt it necessary, I have done so prior to exercising this option.

                                Very truly yours,

                                ------------------------------------
                                (Signature)


                                ------------------------------------
                                (Please type or print name)

                             SPECTRLINK CORPORATION

                     INCENTIVE STOCK OPTION LETTER AGREEMENT

DATE:______________________________

TO:  _______________________________

         We are pleased to inform you that you have been selected by the Plan Administrator of the SpectraLink Corporation (the "Company") 2000 Stock Option Plan (the "Plan"). The Plan was adopted by the Board of Directors, and approved by the stockholders. When you sign and return to the Company the Acceptance and Acknowledgment attached to this Stock Option Agreement you will be entitled to receive an incentive option for the purchase of __________________________ shares of the Company's common stock, $.01 par value ("Common Stock"), at an exercise price of $______________ per share subject to the vesting provisions set forth herein. A copy of the Plan is attached and the provisions of the Plan are incorporated into this Agreement by reference.

         The terms of the option are as set forth in the Plan and in this Agreement. The most important of the terms set forth in the Plan are summarized as follows:

         Number of Shares: The option granted to you covers an aggregate of _______________ shares of Common Stock.

         Exercise Price: The exercise price per share of Common Stock subject to your option is $_____ per share (the "Exercise Price").

         Adjustments. The number of shares of Common Stock subject to your option and the Exercise Price may be subject to adjustment under certain circumstances as described in the Plan.

         Date of Grant: The date of grant of the option is
______________________.

         Term. The term of the option is ten years from date of grant, unless sooner terminated.

         Vesting: Your option shall vest according to the following schedule, provided you continue your relationship with the Company or a related corporation:

           Period of Your Continuous
           Relationship With the
           Company or a Related
           Corporation From the                        Portion of Total Option
           Date Option is Granted                      Which is Exercisable
           -------------------------                   -----------------------

           End of 12 months                                      25%
           Each month thereafter                                 2.083%
           48 months                                             100%

         Exercise. The vested portion of the option may be exercised, in whole or in part, but not as to any fractional shares, during the term of the option. You should use a Notice of Exercise of Incentive Stock Option in the form attached to this Agreement when you exercise the option. During your lifetime only you can exercise the option. The Plan also provides for exercise of the option by the personal representative of your estate or the beneficiary thereof following your death.

         Payment for Shares. The vested portion of this option may be exercised by the delivery of:

         (a) Cash, personal check (unless at the time of exercise the Plan Administrator determines otherwise), or certified or bank cashier's checks in an amount equal to the aggregate Exercise Price for the number of shares as to which the option is being exercised together with a properly executed Notice of Exercise;

         (b) Unless the Plan Administrator in its sole discretion determines otherwise, a properly executed Notice of Exercise, together with shares of the capital stock of the Company held by you for at least six months prior to the date of exercise of the option, having a fair market value at the time of exercise, as determined by the Plan Administrator in accordance with the Plan, equal to the aggregate Exercise Price for the number of shares as to which the option is being exercised; or

         (c) Unless the Plan Administrator in its sole discretion determines otherwise, a properly executed Notice of Exercise together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds to pay the aggregate Exercise Price for the number of shares as to which the option is being exercised.

         Upon receipt of written Notice of Exercise and payment and delivery of any other required documentation, the Company shall deliver to the person exercising the option a certificate or certificates for the appropriate number of shares of Common Stock. It shall be a condition to the performance of the Company's obligation to issue or transfer Common Stock upon exercise of this option that you pay, or make provision satisfactory to the Company for the payment of, any taxes, which the Company is obligated to collect with respect to the issue or transfer of Common Stock upon exercise.

         Termination. Your option will terminate immediately upon termination for cause, as defined in the Plan, or 90-days after cessation of your relationship with the Company or a related corporation thereof, unless cessation is due to death or total disability, in which case the portion of this option which is vested at the time of such termination shall terminate one year after cessation of such relationship. All unvested options will terminate immediately upon the cessation of your relationship with the Company or a related corporation for any reason, including, without limitation, termination for cause, resignation, death or disability.

         Transfer of Option. The option is not transferable except by will or by the applicable laws of descent and distribution or pursuant to a qualified domestic relations order.

         Notice: All notices sent in connection with this option shall be in writing and, if to the Company, shall be delivered personally to the President of the Company or mailed to its principal office, addressed to the attention of the President, and, if to you, shall be delivered personally or mailed to you at the address noted on the attached Acceptance and Acknowledgment. Such addresses may be changed at any time by notice from one party to the other.

         COMPLIANCE WITH SECURITIES LAWS. YOUR PARTICULAR ATTENTION IS DIRECTED TO SECTION 8 OF THE PLAN, WHICH DESCRIBES CERTAIN IMPORTANT CONDITIONS RELATING TO FEDERAL AND STATE SECURITIES LAWS THAT MUST BE SATISFIED BEFORE THE OPTION CAN BE EXERCISED AND BEFORE THE COMPANY CAN ISSUE ANY SHARES TO YOU. THE COMPANY HAS NO OBLIGATION TO REGISTER THE SHARES THAT WOULD BE ISSUED UPON THE EXERCISE OF YOUR OPTION, AND IF IT NEVER REGISTERS THE SHARES, YOU WILL NOT BE ABLE TO EXERCISE THE OPTION UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE. AT THE PRESENT TIME, EXEMPTIONS FROM REGISTRATION UNDER FEDERAL AND STATE SECURITIES LAWS ARE VERY LIMITED AND MIGHT BE UNAVAILABLE TO YOU PRIOR TO THE EXPIRATION OF THE OPTION. CONSEQUENTLY, YOU MIGHT HAVE NO OPPORTUNITY TO EXERCISE THE OPTION AND TO RECEIVE SHARES UPON SUCH EXERCISE. IN ADDITION, YOU SHOULD CONSULT WITH YOUR TAX ADVISOR CONCERNING THE RAMIFICATIONS TO YOU OF HOLDING OR EXERCISING YOUR OPTIONS OR HOLDING OR SELLING THE SHARES UNDERLYING SUCH OPTIONS.

         Compliance with Section 16 of the Securities Exchange Act of 1934. It is the intention of the Company that this Plan comply in all respects with
Section 16(b) and Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), to the extent applicable, and, if any Plan provision is later found not to be in compliance with such Section or Rule, as the case may be, the provision shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Section 16(b) and Rule 16b-3 under the Exchange Act. Notwithstanding anything in the Plan to the contrary, the Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are officers and directors or other persons subject to Section 16(b) of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other participants.

         Plan Interpretation. All decisions or interpretations made by the Plan Administrator with regard to any question arising hereunder or under the Plan shall be binding and conclusive on the Company and you.

         Binding Effect. This Agreement shall bind and inure to the benefit of the parties hereto and the successors and assigns of the Company and, to the extent provided in the Plan, your executors, administrators, legatees and heirs.

         Please execute the Acceptance and Acknowledgment set forth below on the enclosed copy of this Agreement and return it to the undersigned.

                                     Very truly yours,

                                     SpectraLink Corporation

                                     By:
                                        ------------------------------

                          ACCEPTANCE AND ACKNOWLEDGMENT

         I, a resident of the State of , accept the stock option described above granted under the SpectraLink Corporation 2000 Stock Option Plan, and acknowledge receipt of a copy of this Agreement, including a copy of the Plan. I have read and understand this Agreement and the Plan, including the provisions of Section 8 thereof. I have also read and signed the Notice of Grant of Stock Options and Option Agreement.

Dated:
       -------------------------------

--------------------------------------   -----------------------------------
Signature                                Taxpayer I.D. Number

         By his or her signature below, the spouse of the Optionee, if such Optionee is legally married as of the date of such Optionee's execution of this Agreement, acknowledges that he or she has read this Agreement and the Plan and is familiar with the terms and provisions thereof, and agrees to be bound by all the terms and conditions of this Agreement and the Plan.

Dated:
      --------------------------------


--------------------------------------
Spouse's Signature


--------------------------------------
Printed Name

                               NOTICE OF EXERCISE

SpectraLink Corporation
5755 Central Avenue
Boulder, Colorado 80301-2848

Ladies and Gentlemen:

         I hereby exercise my right to purchase ________________ shares of Common Stock (the "Shares") of SpectraLink Corporation, a Delaware corporation, pursuant to, and in accordance with, the SpectraLink Corporation 2000 Incentive Stock Option Agreement ("Agreement") dated ___________________. As provided in that Agreement, I deliver herewith a certified or bank cashier's check in the amount of the aggregate option price (unless alternative payment methods have been approved by the Plan Administrator, in which case, payment of the exercise price is hereby tendered in accordance with such method). Please deliver to me stock certificates representing the subject shares registered as follows:

         Name:
               -----------------------------------

         Address:
                  --------------------------------

                  --------------------------------

         Social Security Number:
                                 -----------------

         The aggregate exercise price is $______________________ (total number of shares to be purchased x $____________________ per share).

         1. If the sale of the Shares and the resale thereof has not, prior to the date hereof, been registered pursuant to a registration statement filed and declared effective under the Securities Act of 1933, as amended (the "Act"), I hereby agree, represent, and warrant that:

              (a) I am acquiring the Shares for my own account (and not for the account of others), for investment and not with a view to the distribution or resale thereof;

              (b) by virtue of my position, I have access to the same kind of information, which would be available in a registration statement filed under the Act;

              (c) I am capable of protecting my own interests in connection with this transaction;

              (d) I understand that I may not sell or otherwise dispose of the Shares in the absence of either (i) a registration statement filed under the Act or (ii) an exemption from the registration provisions thereof; and

              (e) the certificates representing the Shares may contain a legend to the effect of subsection (d) of this Section 1.

         2. If the sale of the Shares and the resale thereof has been registered pursuant to a registration statement filed and declared effective under the Act, I hereby represent and warrant that I have received the applicable Prospectus and a copy of the Company's most recent Annual Report, as well as all other material sent to stockholders generally.

         3. I acknowledge that the number of shares of Common Stock subject to the Agreement is hereafter reduced by the number of shares of Common Stock represented by the Shares.

         4. I understand that there are certain tax implications of my exercise of my right to purchase shares of Common Stock pursuant to the exercise of this option. I also understand that it is my obligation to confer with my own tax advisor with respect to such tax implications, and to the extent I felt it necessary, I have done so prior to exercising this option.

                                   Very truly yours,

                                   ----------------------------------
                                   (Signature)


                                   ----------------------------------
                                   (Please type or print name)

FROM SPECTRALINK CORPORATION
ELLEN VINESKI, 303-440-5330

                                     PROXY

                            SPECTRALINK CORPORATION

                              5755 Central Avenue
                            Boulder, Colorado 80301

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Bruce M. Holland and Nancy K. Hamilton each with the power to appoint his substitute and hereby authorizes them to represent and to vote as designated on the reverse side, all shares of common stock of SpectraLink Corporation (the "Company") held of record by the undersigned on March 8, 2000 at the Annual Meeting of Stockholders to be held on May 24, 2000 and any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

PLEASE MARK, DATE, SIGN, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENVELOPE, NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.

FROM SPECTRALINK CORPORATION
ELLEN VINESKI, 303-440-5330

Dear Stockholder:

Please take note of the important information enclosed with this Proxy. There are a number of issues related to the operation of the Company that require your immediate attention.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares will be voted. Then sign the card, detach it, and return your Proxy in the enclosed postage paid envelope.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

SpectraLink Corporation

FROM SPECTRALINK CORPORATION
ELLEN VINESKI, 303-440-5330

[X] Pleases mark votes as in this example


                                                                                For   Against   Abstain

1.  Election of Directors                              4.  Proposal to ratify   [ ]     [ ]       [ ]
                                                           the selection of
    NOMINEES: Bruce M. Holland, Carl D. Carman,            Arthur Anderson LLP,
    Anthony V. Carollo, Jr., Burton J. McMurtry,           independent public
                                                           accountants, as
          For            Withheld                          auditors.

          [ ]              [ ]                         In their discretion, the proxies are authorized to
                                                       vote upon  any other business that may properly
[ ]                                                    come before the meeting.
   ------------------------------------------
   For all nominees except noted above                 Mark here for address change.  [ ]

                         For   Against   Abstain

2.  Proposal to approve  [ ]     [ ]       [ ]
    the company's
    2000 stock option
    plan.                                              Please sign exactly as your name appears hereon.
                                                       Joint owners should each sign. Executors,
                         For   Against   Abstain       administrators, trustees, guardians, or other
                                                       fiduciaries should give full title as such.  If
3.  Proposal to amend    [ ]     [ ]       [ ]         signing for a corporation, please sign in full
    the company's                                      corporate name by a duly authorized officer.
    stock purchase
    plan.


Signature:                         Date:               Signature:                         Date:
          -----------------------       -------                  -----------------------       -------
